UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: April 12, 2013
(Date of earliest event reported)
AKAMAI TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)
Delaware    0-27275    04-3432319
(State or Other Jurisdiction of Incorporation)    (Commission File Number)    (IRS Employer Identification No.)

8 Cambridge Center, Cambridge, Massachusetts 02142
(Address of Principal Executive Offices)     (Zip Code)
Registrant's telephone number, including area code: (617) 444-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers

(b)    On April 12, 2013, C. Kim Goodwin notified Akamai Technologies, Inc. that she is voluntarily resigning from the Board of Directors effective as of May 10, 2013.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2013	AKAMAI TECHNOLOGIES, INC.
By:	/s/ Melanie Haratunian
Melanie Haratunian, General Counsel